Fourth Quarter 2022 Investor Presentation March 2, 2023

We make forward-looking statements in this presentation that are subject to risks and uncertainties, many of which are difficult to predict and are generally beyond the Company's control. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. When we use the words "believe," "expect," "anticipate," "estimate," "plan," "continue," "intend," "should," "may" or similar expressions, we intend to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: our business and investment strategy; our projected operating results; our ability to obtain financing arrangements; financing and advance rates for mortgage loans, MBS and our potential target assets; our expected leverage; general volatility of the securities markets in which we invest and the market price of our common stock; our expected investments; interest rate mismatches between mortgage loans, MBS and our potential target assets and our borrowings used to fund such investments; changes in interest rates and the market value of MBS and our potential target assets; changes in prepayment rates on mortgage loans, Agency MBS and Non-Agency MBS; effects of hedging instruments on MBS and our potential target assets; rates of default or decreased recovery rates on our potential target assets; the degree to which any hedging strategies may or may not protect us from interest rate volatility; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to maintain our qualification as a REIT; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended; availability of investment opportunities in mortgage-related, real estate-related and other securities; availability of qualified personnel; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; and the uncertainty and economic impact of pandemics, epidemics or other public health emergencies, such as the ongoing COVID-19 pandemic. The forward-looking statements in this presentation are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. Some of these factors are described in our filings with the SEC under the headings "Summary," "Risk factors," "Management's discussion and analysis of financial condition and results of operations" and "Business." If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation is not an offer to sell securities nor a solicitation of an offer to buy securities in any jurisdiction where the offer and sale is not permitted. 1 Safe Harbor Statement

Robert W. Lehman Chief Financial Officer Bonnie M. Wongtrakool Chief Executive Officer Greg Handler Chief Investment Officer 2 Sean Johnson Deputy Chief Investment Officer Fourth Quarter 2022 WMC Earnings Call Presenters

3 Western Asset Mortgage Capital Corporation (“WMC”) is a public REIT that benefits from the leading fixed income management capabilities of Western Asset Management Company, LLC ("Western Asset") • One of the world’s leading global fixed income managers, known for team management, proprietary research, robust risk management and a long-term fundamental value approach. • AUM of $394.9 billion(1) ◦ AUM of the Mortgage and Consumer Credit Group is $64.3 billion(1) ◦ Extensive mortgage and consumer credit investing track record • Publicly traded mortgage REIT positioned to capture attractive current and long-term investment opportunities in the residential and commercial mortgage markets. • Completed Initial Public Offering in May 2012. Please refer to page 30 for footnote disclosures. Overview of Western Asset Mortgage Capital Corporation

2023 Outlook 4

Mortgage & Consumer Credit Outlook The post-Covid reopening has been uneven across parts of the economy, geographically, across demographics, and amongst different asset classes with certain segments of the economy operating well above and others well below the pre-COVID economy. On top of the COVID uncertainties, geopolitical risks have arisen, broad based inflationary pressures have persisted, and the Federal Reserve’s policy accommodation has been actively reduced, significantly tightening financial conditions. Mortgage and consumer credit spreads and yields are well wide of the levels we saw pre-COVID and in December 2018, the last time the Fed hiked the US economy into an economic slowdown. After booming during the pandemic, home prices have begun to stall and roll over under the pressure of higher mortgage rates and lack of affordability. Credit standards have remained high during this cycle and we do not see the risk of higher rates hitting borrowers who already locked in ultra-low mortgage rates. While we expect housing activity to slow down dramatically with less willing sellers and buyers, we do not anticipate a wave of delinquencies and foreclosures. We see attractive opportunities in non-agency residential mortgages backed high quality borrowers with significant built up equity. While housing is expected to cool, we do not see the significant risk of defaults or home price correction that current market pricing implies. As the clarity around the pace and timing of Fed Tapering is expected to be more certain, and inflation likely to moderate substantially in 2023, the volatility in rates and spreads is expected to decline significantly. The team believes there is potential for strong total return from spread normalization and high carry, which should provide value to investors. Our Manager's General Investment Outlook 5

6 Housing activity expected to slow down US Housing Market Lending Activity

7 Prepayment Risk US Housing Market Fundamentals

8 Consumer balance sheets have predominantly fixed rate debt US Household Debt Service Ratio, Scenario Analysis

9 Fed rate hikes are stressing valuations, heightening fundamental concerns. Risk premia have risen reflecting uncertainty; we see attractive opportunities for well-underwritten mortgage credit at modest leverage levels. Real Estate Credit Under Pressure

10 Mortgage Credit Offers Attractive Relative Value

11 Non-Qualified Mortgage Spreads

12 Investment Strategy Our primary goal is to generate attractive returns while preserving book value. We continue to find value in mortgage credit. Under current market conditions we expect to continue to focus investments in non-qualified residential mortgages and other mortgage credit that will be accretive to portfolio earnings. Target Investments Residential Non-Qualified Mortgages ◦ Program initiated in 2014 ◦ No cumulative principal losses ◦ Strategic partnerships with seasoned originators ◦ Current target coupon in the 9% range ◦ Average loan to value mid to high 60% at origination ◦ Non-recourse debt through securitization Other Mortgage Credit ◦ Assets with low leverage and strongly underwritten ◦ Residential securities ◦ Commercial loans and securities ◦ Yields between 6%-15% ◦ Favoring long-term financing utilizing structural leverage and low recourse leverage

Company Business Highlights • The Company continues to execute on its business strategy to focus on residential real estate investments, completing securitizations of $834.2 million of Residential Whole Loans in the first and third quarters of 2022 (Arroyo 2022-1 and Arroyo 2022-2), which allowed the Company to secure $750.8 million of long-term fixed rate financing. • The Company's core assets have performed well in 2022, with $216.1 million received from the repayment or paydown of Residential Whole Loans. • In addition, the Company took a series of actions in 2022 to deleverage, build liquidity, and strengthen its balance sheet, including the sale of $56.4 million of Non-Agency RMBS and other securities and the repurchase of its outstanding 2022 Notes in full at maturity in October for $26.0 million. • Furthermore, on February 3, 2023, the CRE 3 loan was sold to an unaffiliated third party for $8.8 million, which was equal to the fair value of the loan at December 31, 2022. • During the second quarter of 2022, the Company announced that its Board of Directors has authorized a review of strategic alternatives for the Company aimed at enhancing shareholder value, which may include a sale or merger of the Company. JMP Securities, A Citizens Company, has been retained as exclusive financial advisor to the Company. No assurance can be given that the review being undertaken will result in a sale, merger, or other transaction involving the Company, and the Company has not set a timetable for completion of the review process. The Company does not intend to make any further statements regarding this process unless and until a definitive agreement for a transaction has been reached, or until the process of exploring strategic alternatives has ended. 13

14 Please refer to page 30 for footnote disclosures. • GAAP book value per share of $15.70. • Economic book value(5) per share of $17.23. • GAAP Net loss attributable to common shareholders and participating securities of $828 thousand, or $0.14 per basic and diluted share. • Distributable earnings(2) of $2.0 million, or $0.33 per basic and diluted share. • Economic return on book value was a negative 1.0%(3) for the quarter. • Economic return on economic book value was negative 8.4%. • 1.24%(4) annualized net interest margin on our investment portfolio. • 2.9x recourse leverage as of December 31, 2022. • On December 21, 2022 we declared a fourth quarter common dividend of $0.40 per share. Fourth Quarter Financial Results

15 The following are the Company's key metrics as of December 31, 2022: Share Price Market Cap (in MMs) Q4 Dividend Q4 Dividend Yield Recourse Leverage Net Interest Margin(4) $9.11 $55.0 $0.40 17.6% 2.9x 1.24% Economic Book Value(5) December 31, 2022 Economic Book Value(5) September 30, 2022 Economic Book Value(5) Change Economic Book Value(5) Change Q4 Economic Return(3) $17.23 $19.25 $(2.02) (10.5)% (8.4)% Please refer to page 30 for footnote disclosures. WMC Key Metrics GAAP Book Value December 31, 2022 GAAP Book Value September 30, 2022 GAAP Book Value Change GAAP Book Value Change Price to GAAP Book Value $15.70 $16.22 $(0.52) (3.2)% 58.0%

Investment Type Portfolio Summary ($ in thousands) December 31, 2022 No. of Investments Principal Balance Amortized Cost Fair Value Borrowings Residential Whole Loans 2,943 $ 1,165,301 $ 1,170,048 $ 1,091,145 $ 984,706 Commercial Loans 6 171,567 171,567 90,002 48,032 Non-Agency CMBS, including IOs 12 109,266 106,503 85,435 55,154 Agency and Non-Agency RMBS, including IOs 18 39,873 31,575 24,454 67,659 Securitized Commercial Loan(6) 1 1,385,591 1,301,460 1,085,103 1,077,611 Residential Bridge Loans 5 3,166 3,166 2,849 — Other Securities(7) 7 34,717 21,152 27,262 18,639 Real Estate Owned 1 N/A 2,255 N/A — 2,993 $ 2,909,481 $ 2,807,726 $ 2,406,250 $ 2,251,801 Property Type 46.6% 46.9% 1.0% 3.3%2.1% Retail and Entertainment Residential Mixed Use Hotel Other 16 45.1% 45.3% 3.7% 3.6%1.1% 1.0% 0.1% Securitized Commercial Loans Residential Whole-Loans Commercial Loans Non-Agency CMBS Other Securities Agency and Non-Agency RMBS Residential Bridge Loans Please refer to page 30 for footnote disclosures. Investment Portfolio Overview

17 Overview ($ in thousands) December 31, 2022 Total number of loans 2,943 Principal $ 1,165,301 Fair value $ 1,091,145 Unrealized gain $ (103,581) Weighted average remaining term in years 27.0 Weighted average coupon rate 4.8 % Weighted average LTV 66 % Weighted average original FICO score(13) 748 Loan Performance Geographic Concentration 66.8% 9.3% 12.4% 11.5% West Northeast Southeast Other N um be r o f L oa ns 0 2,910 14 0 6 13 Loans in Forbearance Current 1-30 Days 31-60 Days 61-90 Days 90+ Days 0 250 500 750 1,000 1,250 1,500 1,750 2,000 2,250 2,500 2,750 3,000 Residential Whole Loans Please refer to page 30 for footnote disclosures.

18 Overview ($ in thousands) December 31, 2022 Number of loans held 6 Principal balance $ 171,567 Fair value $ 90,002 Unrealized loss $ 81,565 Percentage of floating rate loans 100.0 % Percentage of senior loans 90.2 % Percentage of performing loans 90.2 % Weighted average extended life in years 0.59 Weighted average original LTV 58.8% 16.0% 9.8% 49.8% 24.4% Nursing Home/Assisted Living Facilities Retail and Entertainment Center Hotel Retail Property Type Geographic Concentration 77.4% 4.0% 4.0% 14.6% Northeast Midwest Southeast West Unleveraged Weighted Average Effective Yield 2.6% 2.6% 3.1% 4.3% 3.8% 12/31/21 3/31/22 6/30/22 9/30/22 12/31/22 0% 2% 4% 6% 8% 10% Commercial Loans

Commercial Loans as of December 31, 2022 ($ in thousands)

Loan	Acquisition Date	Loan Type	Principal Balance	Fair Value	Original LTV	Interest Rate	Maturity Date	Extension Option	Collateral	Geographical Location
CRE 3[(1)]	August 2019	Interest-Only Mezzanine loan	$ 90,000	$ 8,777	57.9%	1-Month LIBOR plus 9.25%	6/29/2021	None	Entertainment and Retail	Northeast
CRE 4	September 2019	Interest-Only First Mortgage	22,204	22,050	63.0%	1-Month LIBOR plus 3.02%	8/6/2025[(2)]	None	Retail	Northeast
CRE 5	December 2019	Interest-Only First Mortgage	24,535	24,433	61.8%	1-Month LIBOR plus 3.75%	11/6/2023[(3)]	None	Hotel	Northeast
CRE 6	December 2019	Interest-Only First Mortgage	13,207	13,151	61.8%	1-Month LIBOR plus 3.75%	11/6/2023[(3)]	None	Hotel	West
CRE 7	December 2019	Interest-Only First Mortgage	7,259	7,229	61.8%	1-Month LIBOR plus 3.75%	11/6/2023[(3)]	None	Hotel	Midwest and Southeast
SBC 3[(4)]	January 2019	Interest-Only First Mortgage	14,362	14,362	49.0%	One-Month LIBOR plus 4.35%	1/6/2023	None	Nursing Facilities	Northeast
			$ 171,567	$ 90,002						

(1) As of December 31, 2022, the CRE 3 junior mezzanine loan with an outstanding principal balance of $90.0 million was non-performing and past its maturity date of June 29, 2021. On October 25, 2022, the senior mezzanine lender notified the Company that it had consummated a strict foreclosure under the Uniform Commercial Code of its equity interest in the mortgage borrower, which had the effect of foreclosing out the Company's subordinate pledge of equity in the retail facility that served as collateral for the junior mezzanine loan. As a result, as of December 31, 2022, the Company's junior mezzanine loan remained outstanding but without the benefit of the primary collateral supporting the loan.

As a result of the foreclosure noted above, the Company marked down the value of its investment in the CRE 3 junior mezzanine loan from $26.9 million at June 30, 2022 to $8.8 million at September 30, 2022. On February 3, 2023, the CRE 3 loan was sold to an unaffiliated third party for its fair value at December 31, 2022 of $8.8 million. Refer to Note 16 - Subsequent Events in the Company's 10-K for the year ended December 31, 2022 for additional details.

(2) CRE 4 was granted a 3 year extension through August 6, 2025, with a principal pay down of $16.2 million.

(3) CRE 5, 6, and 7 were each granted a one-year extension through November 6, 2023.

(4) During July 2022, SBC 3 loan was granted an extension through January 6, 2023, with a 25 bps increase in rate and a 25 bps extension fee.Subsequently, in January 2023, the SBC 3 loan was partially paid down by $750 thousand and was granted another extension through August 4, 2023, with a 50 bps extension fee.

19

Western Asset Mortgage Capital Corp.

20 Overview ($ in thousands) Total Conduit SASB Total number of investments 12 3 9 Principal $ 109,266 $ 15,051 $ 94,215 Fair value $ 85,435 $ 10,481 $ 74,954 Unrealized gain(loss) $ (21,068) $ (2,772) $ (18,296) Weighted average expected life in years 1.7 6.0 1.1 Weighted average original LTV 65.0% 62.5% 65.3% 44.7% 5.9% 49.4% Non-Investment Grade Investment Grade D/Not Rated Ratings Category 40.6% 9.9% 6.9% 11.9% 28.8% 1.9% Hotel Office Retail Multifamily Mixed Use Other Property Type Geographic Concentration 61.4% 6.2% 8.5% 9.7% 13.8%0.4% West South Northeast Midwest Bahamas Other Non-Agency CMBS Investments

21 Overview Total number of investments 1 Principal $ 1,385,591 Fair value $ 1,085,103 Unrealized gain $ (216,356) Weighted average expected life in years 2.7 Weighted average yield 6.9 % Securitized Commercial Loan Portfolio Principal Amortized Cost Fair Value Property Type CSMC Trust 2014 - USA $ 1,385,591 $ 1,301,459 $ 1,085,103 Retail and Entertainment Center The Company had variable interest in one third party sponsored CMBS VIEs, CSMC Trust 2014-USA. The Company determined that it was the primary beneficiary of this VIE and was required to consolidate. The securitized commercial loan that serve as collateral for the securitized debt issued by this VIEs can only be used to settle the securitized debt. The following table represents the Company's economic exposure to this VIE, which is limited to the fair value if its investments: Investments in CMBS VIEs Principal Amortized Cost Fair Value CSMC Trust 2014 - USA - Class F $ 14,900 $ 1,301,460 $ 7,493 Securitized Commercial Loans ($ in thousands)

22 Please refer to page 30 for footnote disclosures. For Three Months Ended December 31, 2022 ($ in thousands - except per share data) Agency RMBS Non- Agency CMBS Non- Agency RMBS Residential Whole Loans Residential Bridge Loans Other Securities Commerci al Loans Securitized Commercial Loan Convertible Senior Notes Total Interest Income(10) $ 12 $ 2,309 445 $ 13,557 $ 1,159 $ 918 $ 1,489 $ 245 $ — $ 20,134 Miscellaneous Income(11) — — — — — 105 — — — 105 Interest expense (3) (995) (447) (11,247) (40) (509) (800) (138) (1,864) (16,043) Swap interest expense 1 60 19 676 2 21 96 8 — 883 Net Interest Income 14 3,244 873 24,128 1,197 1,511 2,193 375 1,864 5,079 Investment realized gain/ (loss) — — (1,227) (69) (232) (1,774) — — 184 (3,118) Investment unrealized gain/ (loss)(12) 26 (2,768) (776) 17,276 148 755 (100) (2,748) — 11,813 Securitized debt unrealized gain/(loss) — — — (8,669) — — — — — (8,669) Gain (loss) on derivatives (1) (88) (28) (997) (4) (31) (142) (12) — (1,303) Portfolio Income (Loss) $ 39 $ 388 $ (1,158) $ 31,669 $ 1,109 $ 461 $ 1,951 $ (2,385) $ 2,048 $ 3,802 Portfolio Income (Loss) Per Share $ 0.01 $ (0.25) $ (0.33) $ 1.74 $ 0.17 $ (0.09) $ 0.09 $ (0.44) $ (0.28) $ 0.63 Fourth Quarter Portfolio Income Attribution(10)

Investment Portfolio Overview (Unconsolidated) (1)

Portfolio Summary ($ in thousands)
December 31, 2022

	No. of Investments	Principal Balance	Amortized Cost	Fair Value	Borrowings
Residential Whole Loans	11	$ 4,598	$ 4,651	$ 4,459	$ 3,633
Commercial Loans	6	171,566	171,566	90,002	48,032
Non-Agency CMBS, including IOs	13	124,166	120,698	92,928	55,154
Agency and Non-Agency RMBS, including IOs	42	163,714	155,416	144,041	67,366
Residential Bridge Loans	5	3,166	3,166	2,849	—
Other Securities (7)	7	34,717	21,152	27,262	18,639
	84	$ 501,927	$ 476,649	$ 361,541	$ 192,824

Investment Type



25.7%
39.8%
24.9%
1.2%
0.8%
7.5%
Commercial Loans
Non-Agency CMBS
Agency and Non-Agency RMBS
Residential Whole-Loans
Other Securities
Residential Bridge Loans

Property Type



41.9%
22.0%
4.0%
12.2%
6.8%
8.0%
Retail and Entertainment
Residential
Hotel
Nursing Home/Assisted Living Facilities
Mixed Use
Multifamily
Office
Other

(1) Includes the value of the retained interest or acquired security of the VIEs (CSMC USA, Arroyo 2019-2, Arroyo 2020-1, Arroyo 2022-1, and Arroyo 2022-2 held by the Company and excludes the asset and liabilities associated with each of consolidated trusts (CSMC 2014, Arroyo 2019-2, Arroyo 2020-1, Arroyo 2022-1, and Arroyo 2022-2). See page 24 for reconciliation to GAAP basis portfolio composition.

Please refer to page 30 for footnote disclosures.

23

Western Asset Mortgage Capital Corp.

24 *Excludes consolidation of VIE Trusts required under GAAP Please refer to page 30 for footnote disclosures. Total Investment Portfolio ($ in thousands) December 31, 2022 Consolidated (As Reported) Investments of Consolidated VIEs Interest in securities of VIEs owned Unconsolidated (Non GAAP) Residential Whole Loans $ 1,091,145 $ (1,086,686) $ — $ 4,459 Commercial Loans 90,002 — — 90,002 Non-Agency CMBS, including IOs 85,435 — 7,493 92,928 Agency and Non-Agency RMBS, including IOs 24,454 — 119,587 144,041 Securitized Commercial Loan(6) 1,085,103 (1,085,103) — — Residential Bridge Loans 2,849 — — 2,849 Other Securities(7) 27,262 — — 27,262 Real Estate Owned 2,255 — — 2,255 Total $ 2,408,505 $ (2,171,789) $ 127,080 $ 363,796 Adjusted* Portfolio Composition

Repurchase Agreement Financing December 31, 2022 Repurchase Agreement Borrowings Weighted Average Interest Rate on Borrowings Outstanding at end of period Weighted Average Remaining Maturity (days) Short-Term Borrowings Agency RMBS $ 293 4.78% 32 Non-Agency RMBS 48,237 7.50% 26 Residential Whole Loans — — — Residential Bridge Loans — — — Commercial Loans — — — Other securities(7) 1,776 7.09% 17 Total short term borrowings $ 50,306 7.47% 26 Long-Term Borrowings: Non-Agency CMBS and Non-Agency RMBS Facility Non-Agency CMBS 55,154 6.30% 122 Non-Agency RMBS 19,129 6.30% 122 Other Securities(7) 16,863 6.30% 122 Subtotal 91,146 6.30% 122 Residential Whole Loan Facility Residential Whole Loans 3,633 6.66% 298 Commercial Whole Loan Facility Commercial Loans 48,032 6.13% 307 Total long term borrowings 142,811 6.25% 189 Repurchase agreements borrowings $ 193,117 6.57% 146 25Please refer to page 30 for footnote disclosures. Financing ($ in thousands)

Long-Term Financing Facilities Residential Whole Loan Financing Facility • As of December 31, 2022, approximately $3.2 million in non QM loans remained in the facility. The outstanding borrowing under this facility was $3.6 million as of December 31, 2022. Commercial Whole Loan Facility • As of December 31, 2022, the company had approximately $48.0 million in borrowings, with a weighted average interest rate of 6.13% under its commercial whole loan facility. The borrowings are secured by loans with an estimated fair market value of $66.9 million. Non-Agency CMBS and Non-Agency RMBS Facility • As of December 31, 2022, the outstanding balance under this facility was $91.1 million. The borrowings are secured by investments with a fair market value of $129.9 million as of December 31, 2022. Convertible Senior Unsecured Notes • During fourth quarter of 2022, the Company repurchased the remaining $26.0 million aggregate principal amount of its outstanding 2022 Notes at par value upon maturity in October 2022. • As of December 31, 2022, the Company had $86.3 million aggregate principal amount outstanding of its 6.75% convertible senior unsecured note due in 2024. 26 Financing (Continued)

Financing (Continued)

Non-Recourse Financings

Residential Mortgage-Backed Notes

The residential mortgage-backed notes issued by the Company for the Arroyo Trust 2019-2, Arroyo Trust 2020-1, Arroyo Trust 2022-1, and Arroyo Trust 2022-2 securitizations can only be settled with the residential loans that serve as collateral for the securitized debt and are non-recourse to the Company. The Arroyo 2019-2 and Arroyo 2020-1 notes are carried at amortized cost on the Company's Consolidated Balance Sheets, while the Arroyo 2022-1 and Arroyo 2022-2 notes are carried at fair value on the Company's Consolidated Balance Sheets. The Company retained the subordinate bonds for these Trusts regardless of accounting treatment. These bonds had a fair market value of $27.0 million and $19.3 million, respectively, at December 31, 2022. The retained subordinate bonds for both securitizations are eliminated in consolidation.

The following table summarizes the residential mortgage-backed notes issued by the Company's Arroyo Trust 2019 securitization at December 31, 2022 (dollars in thousands):

Classes	Principal Balance	Coupon	Carrying Value	Contractual Maturity
Offered Notes:[8]				
Class A-1	$ 168,131	3.3%	$ 168,131	4/25/2049
Class A-2	9,017	3.5%	9,017	4/25/2049
Class A-3	14,286	3.8%	14,286	4/25/2049
Class M-1	25,055	4.8%	25,055	4/25/2049
	216,489		216,489	
Less: Unamortized Deferred Financing Cost	N/A		2,604	
Total	**$ 216,489**		**$ 213,885**	

The following table summarizes the residential mortgage-backed notes issued by the Company's Arroyo Trust 2020 securitization at December 31, 2022 (dollars in thousands):

Classes	Principal Balance	Coupon	Carrying Value	Contractual Maturity
Offered Notes:[8]				
Class A-1A	$ 74,425	1.7%	$ 74,425	3/25/2055
Class A-1B	8,831	2.1%	8,831	3/25/2055
Class A-2	13,518	2.9%	13,518	3/25/2055
Class A-3	17,963	3.3%	17,963	3/25/2055
Class M-1	11,739	4.3%	11,739	3/25/2055
Subtotal	126,476		126,476	
Less: Unamortized Deferred Financing Costs	N/A		1,542	
Total	**$ 126,476**		**$ 124,934**	

Please refer to page 30 for footnote disclosures.

27

Western Asset Mortgage Capital Corp.

28 Financing (Continued) The following table summarizes the residential mortgage-backed notes issued by the Company's Arroyo Trust 2022-1 securitization at December 31, 2022 (dollars in thousands): Classes Principal Balance Coupon Carrying Value Contractual Maturity Offered Notes:(8) Class A-1A $ 212,307 2.5% $ 194,438 12/25/2056 Class A-1B 82,942 3.3% 73,259 12/25/2056 Class A-2 21,168 3.6% 17,054 12/25/2056 Class A-3 28,079 3.7% 21,308 12/25/2056 Class M-1 17,928 3.7% 12,160 12/25/2056 Subtotal 362,424 318,219 Less: Unamortized Deferred Financing Cost N/A — Total $ 362,424 $ 318,219 The following table summarizes the residential mortgage-backed notes by the Company's Arroyo Trust 2022-2 securitization at December 31, 2022 (dollars in thousands): Classes Principal Balance Coupon Carrying Value Contractual Maturity Offered Notes:(8) Class A-1 $ 267,533 5% $ 260,217 7/25/2057 Class A-2 22,773 5.0% 21,983 7/25/2057 Class A-3 27,749 5% 26,619 7/25/2057 Class M-1 17,694 5% 15,216 7/25/2057 Subtotal 335,749 324,035 Financing Cost N/A — Total $ 335,749 $ 324,035

29 Commercial Mortgage backed Notes As of December 31, 2022, the Company had one consolidated commercial mortgage-backed variable interest entities that had an aggregate securitized debt balance of $1.1 billion. The securitized debt of the trust can only be settled with the collateral held by the trust and is non-recourse to the Company. The Company holds an interest in a subordinate bond in CMSC 2014 USA securitization and this bond had a fair market $7.5 million at December 31, 2022. The retained subordinate bond is not reflected in the below tables because is is eliminated in consolidation. The following table summarizes CSMC 2014 USA's commercial mortgage pass-through certificates at December 31, 2022 (dollars in thousands): Classes Principal Balance Coupon Carrying Value Contractual Maturity Class A-1 $ 120,391 3.3% $ 108,591 9/11/2025 Class A-2 531,700 4.0% 477,678 9/11/2025 Class B 136,400 4.2% 115,782 9/11/2025 Class C 94,500 4.3% 76,304 9/11/2025 Class D 153,950 4.4% 113,229 9/11/2025 Class E 180,150 4.4% 99,858 9/11/2025 Class F 153,600 4.4% 77,242 9/11/2025 Class X-1 (Interest Only) n/a 0.7% 7,430 9/11/2025 Class X-2 (Interest Only) n/a 0.2% 1,497 9/11/2025 $ 1,370,691 $ 1,077,611 Financing (Continued)

30 (1) As of December 31, 2022. (2) Distributable Earnings is a non-GAAP financial measure that is used by us to approximate cash yield or income associated with our portfolio and is defined as GAAP net income (loss) as adjusted, excluding, net realized gain (loss) on investments and termination of derivative contracts, net unrealized gain (loss) on investments and debt, net unrealized gain (loss) resulting from mark-to-market adjustments on derivative contracts, provision for income taxes, non-cash stock- based compensation expense, non-cash amortization of the convertible senior unsecured notes discount, one-time charges such as acquisition costs and impairment on loans and one-time events pursuant to changes in GAAP and certain other non-cash charges after discussions between us, our Manager and our Independent Directors and after approval by a majority of our independent directors. (3) Economic return, for any period, is calculated by taking the sum of (i) the total dividends declared and (ii) the change in net book value during the period and dividing by the beginning book value. (4) Non-GAAP measures which include interest income, interest expense, the cost of interest rate swaps and interest income on IOs and IIOs classified as derivatives, and are weighted averages for the period. Excludes the net income from the consolidation of VIE Trusts required under GAAP. (5) Economic book value is a non-GAAP financial measure of our financial position on an unconsolidated basis. The Company owns certain securities that represent a controlling variable interest, which under GAAP requires consolidation; however, the Company's economic exposure to these variable interests is limited to the fair value of the individual investments. Economic book value is calculated by taking the GAAP book value and 1) adding the fair value of the retained interest or acquired security of the VIEs held by the Company and 2) the removing the asset and liabilities associated with each of consolidated trusts (CSMC 2014 USA, Arroyo 2019-2, Arroyo 2020-1, Arroyo 2022-1 and Arroyo 2022-2). Management considers that Economic book value provides investors with a useful supplemental measure to evaluate our financial position as it reflects the actual financial interest of these investments irrespective of the variable interest consolidation model applied for GAAP reporting purposes. Economic book value does not represent and should not be considered as a substitute for Stockholders' Equity, as determined in accordance with GAAP, and our calculation of this measure may not be comparable to similarly titled measures reported by other companies. (6) At December 31, 2022, the Company held a $7.5 million Non-Agency CMBS security which resulted in the consolidation of a variable interest entity. The Securitized Commercial loan value represents the estimate fair market value of collateral within the variable interest entity. (7) At December 31, 2022 Other Securities include GSE Credit Risk Transfer securities with an estimated fair value of $22.3 million and student loans ABS with a fair value of $4.9 million. (8) The subordinate notes were retained by the Company. (9) Non-GAAP measure which includes net interest margin (as defined in footnote 4) and realized and unrealized gains or losses in the portfolio. (10) Non-GAAP measure which includes interest income on IO's and IIO's accounted for as derivatives and other income. (11) Includes miscellaneous fees and interest on cash investments. (12) Non-GAAP measure which includes net unrealized losses on IO's and IIO's accounted for as derivatives. (13) The original FICO score is not available for 231 loans with a principal balance of approximately $76.6 million at December 31, 2022. The Company has excluded these loans from the weighted average computations. Footnotes

31 Subsequent Events • On February 3, 2023, the CRE 3 loan was sold to an unaffiliated third party for its fair value at December 31, 2022 of $8.8 million.

32 Book Value Roll Forward ($ in thousands) Amounts in 000's Per Share GAAP Book Value at September 30, 2022 $ 97,948 $ 16.22 Equity portion of our convertible senior unsecured notes — — Repurchase of common stock — N/A Common dividend (2,415) (0.40) 95,533 15.82 Portfolio Income Net Interest Margin 5,769 0.96 Realized gain (loss), net (4,096) (0.68) Unrealized gain (loss), net 2,133 0.35 Net portfolio income 3,806 0.63 Operating expenses (2,162) (0.36) General and administrative expenses, excluding equity based compensation (2,478) (0.41) Provision for taxes 105 0.02 GAAP Book Value at December 31, 2022 94,804 15.70 Adjustments to deconsolidate VIEs and reflect the Company's interest in securities owned Arroyo 2019-2 deconsolidation 906 0.15 Arroyo 2020-1 deconsolidation 8,496 1.41 Arroyo 2022-1 deconsolidation (117) (0.02) Arroyo 2022-2 deconsolidation (82) (0.01) Economic Book Value at December 31, 2022 104,007 17.23 Adjustments to deconsolidate VIEs and reflect the Company's interest in the securities owned Deconsolidation of VIEs assets (2,184,881) (361.85) Deconsolidation VIEs liabilities 2,067,003 342.33 Interest in securities of VIEs owned, at fair value 127,081 21.05 Economic Book Value at December 31, 2022 $ 104,007 $ 17.23

Western Asset Mortgage Capital Corporation c/o Financial Profiles, Inc. 11601 Wilshire Blvd., Suite 1920 Los Angeles, CA 90025 www.westernassetmcc.com Investor Relations Contact: Larry Clark Tel: (310) 622-8223 lclark@finprofiles.com Contact Information